                                                                    EXHIBIT 99.1


                        CONSECO FINANCE SECURITIZATIONS
                         HOME EQUITY LOAN TRUST 2002-B


     As of the Cut-off Date, the loans had loan rates ranging from 3.00% to 17.75% and a weighted average loan rate of 12.031%. As of the Cut-off Date, the loans had remaining maturities of at least 37 months but not more than 360 months and original maturities of at least 48 months but not more than 360 months. The loans had a weighted average term to scheduled maturity, as of origination, of 315 months, and a weighted average term to scheduled maturity, as of the Cut-off Date, of 314 months. The average principal balance of the loans as of the Cut-off Date was approximately $75,574.37 and the principal balances on the loans as of the Cut-off Date ranged from $3,243.59 to $718,100.00 The loans arise from loans relating to real property located in 48 states. By principal balance as of the Cut-off Date, approximately 12.07% of the loans were secured by real property located in California, approximately 8.84% in Texas, approximately 7.97% in Florida and approximately 5.29% in New York. No other state represented 5% or more of the aggregate Cut-off Date principal balance of the loans. All of the loans are secured by a first, second or third lien on the related real estate and have a loan-to-value ratio, based on the current principal balances as of the Cut-off Date, less than or equal to 100%.

     The following tables show the characteristics of the additional loans and the aggregate characteristics of the loans. Percentages in these tables may not add up to 100.00% due to rounding.

      Geographical Distribution of Mortgaged Properties--Additional Loans

                                                                   % of Additional
                                                   Aggregate           Loans by
                                   Number          Principal          Outstanding
                                     of             Balance            Principal
                                    Loans         Outstanding           Balance
                                   ------       --------------     ---------------
  Alabama ........................    24        $ 1,272,939.67            1.83%
  Arizona ........................    31          2,550,765.23            3.67
  Arkansas .......................     5            216,298.24            0.31
  California .....................    81         10,488,343.39           15.10
  Colorado .......................     9            504,646.43            0.73
  Connecticut ....................    26          2,271,604.32            3.27
  Delaware .......................     4            238,300.00            0.34
  Florida ........................    62          4,846,038.20            6.98
  Georgia ........................    25          1,594,929.18            2.30
  Idaho ..........................     1             39,500.00            0.06
  Illinois .......................    19          1,876,529.98            2.70
  Indiana ........................    21          1,249,423.31            1.80
  Iowa ...........................    26          1,971,149.34            2.84
  Kansas .........................    10            327,586.02            0.47
  Kentucky .......................    11            787,822.61            1.13
  Louisiana ......................    11            824,751.10            1.19
  Maine ..........................     1             70,000.00            0.10
  Maryland .......................     7            847,951.18            1.22
  Massachusetts ..................    10          1,357,754.22            1.96
  Michigan .......................    48          3,392,960.95            4.89
  Minnesota ......................    32          1,597,380.07            2.30
  Mississippi ....................     8            523,127.60            0.75
  Missouri .......................    25          1,213,600.00            1.75
  Nebraska .......................     8            269,072.36            0.39
  Nevada .........................    19          1,166,414.91            1.68
  New Hampshire ..................     3            212,000.00            0.31
  New Jersey .....................    17          1,170,600.00            1.69
  New Mexico .....................     2             46,600.00            0.07
  New York .......................    38          3,194,664.20            4.60
  North Carolina .................    23          2,164,588.62            3.12
  North Dakota ...................     2            129,004.97            0.19
  Ohio ...........................    34          2,266,059.88            3.26
  Oklahoma .......................    11            650,039.92            0.94
  Oregon .........................     3            111,500.00            0.16
  Pennsylvania ...................    29          2,884,683.79            4.15
  Rhode Island ...................     4            175,900.00            0.25
  South Carolina .................    14            876,258.53            1.26
  South Dakota ...................     1             39,833.10            0.06
  Tennessee ......................    14            963,391.24            1.39
  Texas ..........................   100          6,492,569.15            9.35
  Utah ...........................     2             51,231.00            0.07
  Vermont ........................     6            391,300.00            0.56
  Virginia .......................    21          1,760,869.01            2.54
  Washington .....................    19          1,403,516.64            2.02
  West Virginia ..................     2            172,000.00            0.25
  Wisconsin ......................    36          2,786,555.06            4.01
                                     ---        --------------          ------
         Total ...................   905        $69,442,053.42          100.00%
                                     ===        ==============          ======

                     Years of Origination--Additional Loans



                                                               % of Additional
                                                Aggregate          Loans by
                                   Number       Principal         Outstanding
                                     of          Balance           Principal
                                    Loans      Outstanding          Balance
                                   ------    --------------    ---------------
  2000 ..........................     1      $    14,964.90            0.02%
  2001 ..........................    84        8,628,194.13           12.43
  2002 ..........................   820       60,798,894.39           87.55
                                    ---      --------------          ------
         Total ..................   905      $69,442,053.42          100.00%
                                    ===      ==============          ======

            Distribution of Original Loan Amounts--Additional Loans

                                                                                             % of Additional
                                                                             Aggregate           Loans by
                                                          Number             Principal          Outstanding
                                                            of                Balance            Principal
                                                           Loans            Outstanding           Balance
                                                          ------          --------------     ---------------
Less than $ 20,000.00 .................................      67           $ 1,012,865.39             1.46%
$ 20,000.00 to $ 29,999.99 ............................     108             2,722,089.37             3.92
$ 30,000.00 to $ 39,999.99 ............................     106             3,653,502.30             5.26
$ 40,000.00 to $ 49,999.99 ............................      92             4,089,827.14             5.89
$ 50,000.00 to $ 59,999.99 ............................      90             4,844,208.80             6.98
$ 60,000.00 to $ 69,999.99 ............................      69             4,440,170.50             6.39
$ 70,000.00 to $ 79,999.99 ............................      60             4,389,834.22             6.32
$ 80,000.00 to $ 89,999.99 ............................      46             3,877,500.95             5.58
$ 90,000.00 to $ 99,999.99 ............................      46             4,333,541.80             6.24
$100,000.00 to $109,999.99 ............................      32             3,358,366.97             4.84
$110,000.00 to $119,999.99 ............................      33             3,757,542.43             5.41
$120,000.00 to $129,999.99 ............................      22             2,735,007.76             3.94
$130,000.00 to $139,999.99 ............................      21             2,814,040.56             4.05
$140,000.00 to $149,999.99 ............................      24             3,449,371.44             4.97
$150,000.00 to $159,999.99 ............................      12             1,831,912.09             2.64
$160,000.00 to $169,999.99 ............................      13             2,132,101.54             3.07
$170,000.00 to $179,999.99 ............................       9             1,561,723.86             2.25
$180,000.00 to $189,999.99 ............................       8             1,472,642.96             2.12
$190,000.00 to $199,999.99 ............................       7             1,355,350.00             1.95
$200,000.00 to $209,999.99 ............................       5             1,024,300.00             1.48
$210,000.00 to $219,999.99 ............................       3               635,078.55             0.91
$220,000.00 to $229,999.99 ............................       3               673,750.00             0.97
$230,000.00 to $239,999.99 ............................       5             1,164,660.89             1.68
$250,000.00 to $259,999.99 ............................       3               773,820.00             1.11
$260,000.00 to $269,999.99 ............................       1               263,000.00             0.38
$270,000.00 to $279,999.99 ............................       3               821,987.99             1.18
$290,000.00 to $299,999.99 ............................       2               593,400.00             0.85
$300,000.00 to $309,999.99 ............................       2               608,000.00             0.88
$310,000.00 to $319,999.99 ............................       3               946,047.68             1.36
$330,000.00 to $339,999.99 ............................       2               662,818.00             0.95
Greater than or Equal to $340,000.00 ..................       8             3,443,590.23             4.96
                                                            ---           --------------           ------
         Total ........................................     905           $69,442,053.42           100.00%
                                                            ===           ==============           ======

                          Loan Rates--Additional Loans

                                                                                   % of Additional
                                                                   Aggregate           Loans by
                                                Number             Principal          Outstanding
                                                  of                Balance            Principal
                                                 Loans            Outstanding           Balance
                                                ------          --------------     ---------------
  Less than 9.000% ............................    12           $ 1,376,416.79            1.98%
   9.000% to  9.999% ..........................    77             9,934,592.33           14.31
  10.000% to 10.999% ..........................   111             9,626,734.55           13.86
  11.000% to 11.999% ..........................   132            12,067,948.74           17.38
  12.000% to 12.999% ..........................   198            15,999,241.51           23.04
  13.000% to 13.999% ..........................   163            10,941,278.38           15.76
  14.000% to 14.999% ..........................   154             7,408,654.46           10.67
  15.000% to 15.999% ..........................    50             1,861,821.76            2.68
  16.000% to 16.999% ..........................     8               225,364.90            0.32
                                                  ---           --------------          ------
         Total ................................   905           $69,442,053.42          100.00%
                                                  ===           ==============          ======


                 Remaining Months to Maturity--Additional Loans

                                                                                   % of Additional
                                                                   Aggregate           Loans by
                                                Number             Principal          Outstanding
                                                  of                Balance            Principal
                                                 Loans            Outstanding           Balance
                                                ------          --------------     ---------------
    1 to  60 .................................      5           $   108,118.00             0.16%
   61 to 120 .................................     50             1,794,530.12             2.58
  121 to 180 .................................     93             4,883,253.01             7.03
  181 to 240 .................................    261            12,110,898.79            17.44
  241 to 300 .................................     76             5,987,242.11             8.62
  301 to 360 .................................    420            44,558,011.39            64.17
                                                  ---           --------------           ------
         Total ...............................    905           $69,442,053.42           100.00%
                                                  ===           ==============           ======


                        Lien Position--Additional Loans

                                                                                   % of Additional
                                                                  Aggregate           Loans by
                                                Number             Principal          Outstanding
                                                  of                Balance            Principal
                                                 Loans            Outstanding           Balance
                                                ------          --------------     ---------------
  First .....................................     552            $53,366,183.31           76.85%
  Second ....................................     353             16,075,870.11           23.15
                                                  ---            --------------          ------
         Total ..............................     905            $69,442,053.42          100.00%
                                                  ===            ==============          ======

                 Combined Loan-to-Value Ratio--Additional Loans

                                                                           % of Additional
                                                           Aggregate           Loans by
                                        Number             Principal          Outstanding
                                          of                Balance            Principal
                                         Loans            Outstanding           Balance
                                        ------          --------------     ---------------
10.001% to  15.000% ..................      4           $    92,001.00            0.13%
20.001% to  25.000% ..................      3                99,551.99            0.14
25.001% to  30.000% ..................      2                25,500.00            0.04
30.001% to  35.000% ..................      4               147,949.65            0.21
35.001% to  40.000% ..................      2               100,500.00            0.14
40.001% to  45.000% ..................     11               442,800.00            0.64
45.001% to  50.000% ..................      8               301,864.90            0.43
50.001% to  55.000% ..................      5               218,168.10            0.31
55.001% to  60.000% ..................     16             1,146,958.29            1.65
60.001% to  65.000% ..................     18               773,450.00            1.11
65.001% to  70.000% ..................     26             2,295,405.00            3.31
70.001% to  75.000% ..................     37             2,752,054.63            3.96
75.001% to  80.000% ..................    105             7,603,217.61           10.95
80.001% to  85.000% ..................     89             8,060,063.45           11.61
85.001% to  90.000% ..................    183            15,728,047.03           22.65
90.001% to  95.000% ..................    170            13,967,869.05           20.11
95.001% to 100.000% ..................    222            15,686,652.72           22.59
                                          ---           --------------          ------
         Total .......................    905           $69,442,053.42          100.00%
                                          ===           ==============          ======

        Geographical Distribution of Mortgaged Properties--Combined Loans

                                                                                     % of Combined
                                                                   Aggregate           Loans by
                                                Number             Principal          Outstanding
                                                  of                Balance            Principal
                                                 Loans            Outstanding           Balance
                                                ------          ---------------      -------------
  Alabama ....................................     65           $  3,734,433.26            1.49%
  Arizona ....................................    114              9,886,484.53            3.95
  Arkansas ...................................     19              1,147,209.72            0.46
  California .................................    289             30,179,068.86           12.07
  Colorado ...................................     42              2,642,827.31            1.06
  Connecticut ................................    125             10,100,492.66            4.04
  Delaware ...................................     15              1,195,145.87            0.48
  Florida ....................................    254             19,925,183.14            7.97
  Georgia ....................................     83              5,967,998.37            2.39
  Idaho ......................................      4                280,408.53            0.11
  Illinois ...................................     49              4,014,633.53            1.61
  Indiana ....................................     81              5,239,753.95            2.10
  Iowa .......................................    110              8,848,801.00            3.54
  Kansas .....................................     35              1,476,454.31            0.59
  Kentucky ...................................     34              2,830,229.91            1.13
  Louisiana ..................................     32              2,162,661.42            0.87
  Maine ......................................      8                521,467.10            0.21
  Maryland ...................................     25              2,577,761.27            1.03
  Massachusetts ..............................     30              2,613,735.93            1.05
  Michigan ...................................    180             12,485,511.34            4.99
  Minnesota ..................................    137              8,413,508.26            3.37
  Mississippi ................................     35              2,075,774.68            0.83
  Missouri ...................................    109              7,253,221.76            2.90
  Montana ....................................      1                 31,360.77            0.01
  Nebraska ...................................     29              1,610,766.54            0.64
  Nevada .....................................     44              2,558,361.48            1.02
  New Hampshire ..............................     11              1,122,423.72            0.45
  New Jersey .................................     72              5,637,145.07            2.25
  New Mexico .................................      9                794,623.48            0.32
  New York ...................................    143             13,231,649.03            5.29
  North Carolina .............................     63              5,208,684.12            2.08
  North Dakota ...............................      7                393,769.16            0.16
  Ohio .......................................    132              8,989,819.51            3.60
  Oklahoma ...................................     41              1,771,994.64            0.71
  Oregon .....................................      9                560,746.34            0.22
  Pennsylvania ...............................    117              7,738,039.50            3.10
  Rhode Island ...............................      9              1,032,336.49            0.41
  South Carolina .............................     51              3,651,161.54            1.46
  South Dakota ...............................      6                286,749.35            0.11
  Tennessee ..................................     63              5,163,831.57            2.07
  Texas ......................................    343             22,089,850.73            8.84
  Utah .......................................      5                506,543.25            0.20
  Vermont ....................................     10                553,982.60            0.22
  Virginia ...................................     81              7,171,385.64            2.87
  Washington .................................     59              4,440,058.03            1.78
  West Virginia ..............................     16              1,485,624.43            0.59
  Wisconsin ..................................    109              8,075,318.93            3.23
  Wyoming ....................................      3                321,008.25            0.13
                                                -----           ---------------          ------
         Total ...............................  3,308           $250,000,000.88          100.00%
                                                =====           ===============          ======

                      Years of Origination--Combined Loans

                                                                                     % of Combined
                                                                   Aggregate           Loans by
                                                Number             Principal          Outstanding
                                                  of                Balance            Principal
                                                 Loans            Outstanding           Balance
                                                ------          ---------------      -------------
  1998 .......................................        6          $    154,422.31            0.06%
  2000 .......................................        3               133,393.68            0.05
  2001 .......................................      323            32,035,975.95           12.81
  2002 .......................................    2,976           217,676,208.94           87.07
                                                  -----          ---------------          ------
         Total ...............................    3,308          $250,000,000.88          100.00%
                                                  =====          ===============          ======

             Distribution of Original Loan Amounts--Combined Loans

                                                                                     % of Combined
                                                                  Aggregate            Loans by
                                                Number            Principal           Outstanding
                                                  of               Balance             Principal
                                                 Loans           Outstanding            Balance
                                                ------         ---------------       -------------
Less than $ 10,000.00 .........................     1          $      3,243.59               * %
$ 10,000.00 to $ 19,999.99 ....................   228             3,447,759.88             1.38
$ 20,000.00 to $ 29,999.99 ....................   389             9,614,728.31             3.85
$ 30,000.00 to $ 39,999.99 ....................   399            13,646,938.45             5.46
$ 40,000.00 to $ 49,999.99 ....................   349            15,588,907.50             6.24
$ 50,000.00 to $ 59,999.99 ....................   329            17,897,895.90             7.16
$ 60,000.00 to $ 69,999.99 ....................   260            16,731,737.74             6.69
$ 70,000.00 to $ 79,999.99 ....................   230            16,941,517.94             6.78
$ 80,000.00 to $ 89,999.99 ....................   205            17,192,003.58             6.88
$ 90,000.00 to $ 99,999.99 ....................   143            13,507,165.77             5.40
$100,000.00 to $109,999.99 ....................   123            12,818,024.55             5.13
$110,000.00 to $119,999.99 ....................    90            10,228,298.94             4.09
$120,000.00 to $129,999.99 ....................    91            11,302,060.29             4.52
$130,000.00 to $139,999.99 ....................    82            10,974,441.57             4.39
$140,000.00 to $149,999.99 ....................    68             9,814,030.91             3.93
$150,000.00 to $159,999.99 ....................    48             7,401,141.22             2.96
$160,000.00 to $169,999.99 ....................    45             7,377,784.93             2.95
$170,000.00 to $179,999.99 ....................    25             4,351,231.32             1.74
$180,000.00 to $189,999.99 ....................    35             6,429,448.95             2.57
$190,000.00 to $199,999.99 ....................    24             4,667,952.02             1.87
$200,000.00 to $209,999.99 ....................    19             3,850,746.26             1.54
$210,000.00 to $219,999.99 ....................    15             3,193,828.46             1.28
$220,000.00 to $229,999.99 ....................    15             3,377,872.48             1.35
$230,000.00 to $239,999.99 ....................    13             3,035,593.36             1.21
$240,000.00 to $249,999.99 ....................     8             1,942,697.12             0.78
$250,000.00 to $259,999.99 ....................     9             2,310,009.99             0.92
$260,000.00 to $269,999.99 ....................     5             1,311,675.16             0.52
$270,000.00 to $279,999.99 ....................     8             2,197,570.81             0.88
$280,000.00 to $289,999.99 ....................     4             1,133,267.33             0.45
$290,000.00 to $299,999.99 ....................     5             1,477,860.86             0.59
$300,000.00 to $309,999.99 ....................     6             1,825,987.81             0.73
$310,000.00 to $319,999.99 ....................     6             1,884,623.07             0.75
$320,000.00 to $329,999.99 ....................     2               655,750.00             0.26
$330,000.00 to $339,999.99 ....................     4             1,335,337.05             0.53
$340,000.00 to $349,999.99 ....................     1               339,037.72             0.14
Greater than or Equal to $350,000.00 ..........    24            10,191,830.04             4.08
                                                -----          ---------------           ------
         Total ................................ 3,308          $250,000,000.88           100.00%
                                                =====          ===============           ======

* Indicates an amount greater than zero but less than 0.005%.

                           Loan Rates--Combined Loans

                                                                                     % of Combined
                                                                  Aggregate            Loans by
                                                Number            Principal           Outstanding
                                                  of               Balance             Principal
                                                 Loans           Outstanding            Balance
                                                ------         ---------------       -------------
  Less than 4.000% ...........................      2          $    183,556.87              0.07%
   4.000% to  4.999% .........................      1                83,100.00              0.03
   5.000% to  5.999% .........................      1                94,850.65              0.04
   6.000% to  6.999% .........................      5               584,294.64              0.23
   7.000% to  7.999% .........................     10             1,014,208.87              0.41
   8.000% to  8.999% .........................     54             5,640,192.71              2.26
   9.000% to  9.999% .........................    214            25,278,508.49             10.11
  10.000% to 10.999% .........................    318            30,687,692.35             12.28
  11.000% to 11.999% .........................    608            54,602,732.72             21.84
  12.000% to 12.999% .........................    768            63,875,900.50             25.55
  13.000% to 13.999% .........................    668            40,580,974.22             16.23
  14.000% to 14.999% .........................    453            20,485,658.22              8.19
  15.000% to 15.999% .........................    152             5,499,929.76              2.20
  16.000% to 16.999% .........................     49             1,321,900.88              0.53
  17.000% to 17.999% .........................      5                66,500.00              0.03
                                                -----          ---------------            ------
         Total ...............................  3,308          $250,000,000.88            100.00%
                                                =====          ===============            ======


                  Remaining Months to Maturity--Combined Loans

                                                                                     % of Combined
                                                                   Aggregate           Loans by
                                                Number             Principal          Outstanding
                                                  of                Balance            Principal
                                                 Loans            Outstanding           Balance
                                                ------          ---------------      -------------
    1 to  60 ................................       15          $    444,252.53             0.18%
   61 to 120 ................................      172             6,340,220.55             2.54
  121 to 180 ................................      334            16,264,715.82             6.51
  181 to 240 ................................      982            44,005,520.31            17.60
  241 to 300 ................................      258            19,447,122.80             7.78
  301 to 360 ................................    1,547           163,498,168.87            65.40
                                                 -----          ---------------           ------
         Total ..............................    3,308          $250,000,000.88           100.00%
                                                 =====          ===============           ======


                          Lien Position--Combined Loans

                                                                                     % of Combined
                                                                  Aggregate            Loans by
                                                Number            Principal           Outstanding
                                                  of               Balance             Principal
                                                 Loans           Outstanding            Balance
                                                ------         ---------------       -------------
  First ......................................   2,016         $192,754,558.92            77.10%
  Second .....................................   1,282           56,599,889.09            22.64
  Third ......................................      10              645,552.87             0.26
                                                 -----         ---------------           ------
         Total ...............................   3,308         $250,000,000.88           100.00%
                                                 =====         ===============           ======

                  Combined Loan-to-Value Ratio--Combined Loans

                                                                                     % of Combined
                                                                  Aggregate            Loans by
                                                Number            Principal           Outstanding
                                                  of               Balance             Principal
                                                 Loans           Outstanding            Balance
                                                ------         ---------------       -------------
10.001% to  15.000% ..........................      8          $    182,767.90            0.07%
15.001% to  20.000% ..........................      2                69,835.03            0.03
20.001% to  25.000% ..........................      7               276,489.86            0.11
25.001% to  30.000% ..........................      8               205,168.41            0.08
30.001% to  35.000% ..........................     13               616,523.96            0.25
35.001% to  40.000% ..........................     12               518,441.74            0.21
40.001% to  45.000% ..........................     28             1,181,511.36            0.47
45.001% to  50.000% ..........................     31             1,684,223.56            0.67
50.001% to  55.000% ..........................     24             1,153,426.10            0.46
55.001% to  60.000% ..........................     44             2,526,222.59            1.01
60.001% to  65.000% ..........................     71             4,082,960.88            1.63
65.001% to  70.000% ..........................    120             8,593,668.25            3.44
70.001% to  75.000% ..........................    178            13,727,538.39            5.49
75.001% to  80.000% ..........................    372            27,619,794.91           11.05
80.001% to  85.000% ..........................    345            28,832,576.87           11.53
85.001% to  90.000% ..........................    602            48,599,386.96           19.44
90.001% to  95.000% ..........................    697            54,215,557.79           21.69
95.001% to 100.000% ..........................    746            55,913,906.32           22.37
                                                -----          ---------------          ------
         Total ...............................  3,308          $250,000,000.88          100.00%
                                                =====          ===============          ======
